UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Earliest Event Reported: October 21, 2009


                           RANCHER ENERGY CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)



             Nevada                       000-51425                       98-0422451
--------------------------------    ----------------------     ---------------------------------
(State or other jurisdiction of       (Commission File           (IRS Employer Identification
         incorporation)                    Number)                         Number)


                 999 18th Street, Suite 34000, Denver, CO 80202
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303) 629-1125
                                ----------------
               Registrant's telephone number, including area code


                                      N/A
                                     ------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignations

On October 21, 2009, Mr. Vladmir Vaskevich, Mr. Andrei Stytsenko, and Ms. Silvia Soltan resigned from the Board of Directors of Rancher Energy Corporation (the Company), effective immediately.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    RANCHER ENERGY CORPORATION


                                    By:  /s/ Jon Nicolaysen
                                         ---------------------------------------
                                         Jon Nicolaysen, Chief Executive Officer


                                    Date: October 22, 2009





















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